AGREEMENT AND RELEASE


     THIS AGREEMENT AND RELEASE, made this 23 day of December, 1996, by and between Derma Sciences, Inc. ("DSI") and Donald F. McHale ("McHale").
     WHEREAS, McHale has heretofore been employed as Vice President for Sales and Marketing for DSI,
     WHEREAS, DSI is in the process of consolidating and downsizing its executive staff,
     WHEREAS, by reason of the foregoing, McHale has tendered his resignation as Vice President for Sales and Marketing of DSI, and DSI has accepted same with regret,
     NOW, THEREFORE, the parties hereto, in consideration of the promises and covenants herein contained, and intending to be legally bound, hereby agree as follows:
     1. Severance Payment. DSI shall pay to McHale a cash severance payment in the total amount of One Hundred Eighty-nine Thousand Dollars ($189,000), to be tendered no later than Thirty (30) days from the date hereof, which payment shall be applied as provided in paragraphs 2 and 3 hereinbelow.
     2. Repayment of Promissory Notes. The remaining debt owed to DSI by McHale in the amount of Thirty-one Thousand Nine Hundred Ninety-eight Dollars and Thirty-nine Cents ($31,998.39) relative to that certain promissory note dated May 12, 1995 by McHale, maker, and DSI, payee, and the remaining debt owed to DSI by McHale in the amount of Seventy-eight Thousand Eight Hundred Forty-one Dollars and Sixty-seven Cents ($78,841.67) relative to that certain promissory note dated January 17, 1995 by McHale, maker, and DSI, payee, shall be deducted from the severance payment provided in paragraph 1 and applied in satisfaction of said promissory notes.
     3. Character of Severance Payment. The severance payment provided in paragraph 1 hereof shall constitute, in its entirety, taxable compensation to McHale and DSI shall withhold Federal, state and local tax obligations of McHale incident thereto as required by applicable law.
     4. Health Benefits. Health benefits heretofore provided to McHale pursuant to his Employment Agreement dated February 4, 1994, by DSI, shall continue until the earlier of June 30, 1997, or the date McHale secures employment and becomes eligible for health benefits.
     5. Performance References. DSI agrees to provide positive references relative to McHale's performance while employed by DSI to all inquiries made in respect of same.
     6. Maintenance of Confidentiality. McHale hereby undertakes and agrees to maintain, in perpetuity, the strict confidentiality of all customer lists, trade secrets, technology, formulas, research, product information, studies and all other knowledge of DSI regardless of whether same is, or may be, proprietary.
     7. Covenant Not-to-Compete. McHale hereby agrees that he shall not, directly or indirectly, own, manage, operate, control, be employed by, participate in, render advice with respect to, or be connected in any manner with the ownership, management, operation or control of any business that manufactures, develops or sells "wound care products" within the United States for a period of One (1) year from the date of this Agreement. As used herein, "wound care products" shall include, but shall not be limited to, those products listed in Exhibit 1 attached hereto and made a part hereof. DSI shall be entitled, in addition to such other remedies as it may have, to equitable relief from any breach of this paragraph without proof of actual damages that it has suffered or may suffer by such breach.

     8. Further Assurances. McHale hereby agrees, without additional consideration, to cooperate with DSI relative to DSI's prosecution or defense of any and all litigation, whether same is pending or instituted in the future, as to which McHale has, or may have, material factual information. Such cooperation shall include, but shall not necessarily be limited to, consultation with personnel of DSI and its counsel, giving of depositions and rendering of testimony.
     9. Release by McHale. McHale hereby releases DSI, its officers, directors, shareholders and agents from any and all causes of action, claims, rights or obligations which he may have, of whatsoever nature, which have arisen from the beginning of the world to the date of these presents.
     10. Release by DSI. DSI hereby releases McHale from any and all causes of action, claims, rights or obligations which it may have, of whatsoever nature, which have arisen from the beginning of the world to the date of these presents.
     11. Entire Agreement. This Agreement constitutes the entire Agreement between the parties pertaining to the subject matter hereof and supersedes all prior agreements, representations and undertakings of the parties whether oral or written. No supplement, modification or waiver of this Agreement shall be binding unless contained in a writing executed by the party against whom such supplement, modification or waiver is sought to be enforced.
     12. Governing Law. This Agreement shall be construed under and governed by the laws of the Commonwealth of Pennsylvania.

     WHEREFORE, the parties have hereunder set their set their hands and seals as of the date first hereinabove written.

                               DERMA SCIENCES, INC.



                                By:       /s/  John T. Borthwick
                                          ----------------------
                                          John T. Borthwick
                                          President and Chief Executive Officer


                                          /s/   Donald F. McHale
                                          ----------------------
                                          Donald F. McHale

                               Wound Care Products

--------------------------- ---------------------------------- -----------------

CATEGORY                    PRODUCT                            MANUFACTURER

--------------------------- ---------------------------------- -----------------
1. Skin Sealants

                            Bard TM Protective Barrier Film    Bard
                            Nu-Guard TM                        Nu-Hope
                            Skin Cote(R)                       Dynamed
                            Skin Gel                           Hollister
                            Skin Prep TM                       SNU
                            Skin Shield(R)                     Mentor
                            Sween Prep TM                      Sween
--------------------------- ---------------------------------- -----------------
2. Wound Cleansers

a. Saline                   Multiple                           Multiple

b. Hydrogen Peroxide        Multiple                           Multiple

c. Wound Cleansers          Biolex TM Wound Cleanser           Catalina
                            Cara-Klenz TM                      Carrington Labs
                            PuriClens TM                       Sween
                            Shur Clens (R)                     Calgon-Vestal
--------------------------- ---------------------------------- -----------------
3. Gauze Dressings

a. Cotton Mesh              Multiple                           Multiple

b. Synthetic (Non-Wovens)   Multiple                           Multiple

c. Packing/Wrapping Cotton
    Mesh                    Hermitex Fluff Sponge(R)           Hermitage
                            Kerlix(R)/Kerlix(R) Lite           Kendall

d. Wrapping                 Kling TM.Sof-Kling TM              J & J

e. Hypertonic Absorbing     Mesalt(R)                          Scott
--------------------------- ---------------------------------- -----------------
4. Nonadherent/
   Impregnated Dressings

                            Adaptic TM                         J & J
                            ETE(R)Sterile Protective Dressing  Scott
                            EXU-DRY(R)                         Frastec
                            Melolite TM                        SNU
                            Metalline(R)                       Selomas
                            Release(R)                         J & J
                            Scarlet Red(R)                     Sherwood
                            Telfa(R)                           Kendall
                            Vaseline(R) Gauze                  Sherwood
                            Xeroflo(R)                         Sherwood
                            Xeroform(R)                        Sherwood
--------------------------- ---------------------------------- -----------------
5. Antimicrobials/
   Antiseptics/Antibiotics

a. Solutions                Multiple                           Multiple

b. Creams                   Multiple                           Multiple

c. Ointments                Multiple                           Multiple

d. Scrubs                   Multiple                           Multiple

e. Sprays                   Multiple                           Multiple
--------------------------- ---------------------------------- -----------------
6. Transparent Films


                            ACU-Derm(R)                        Acme United
                            Bioclusive TM                      J & J
                            BlisterFilm(R)                     Sherwood
                            Ensure-It TM                       Deseret
                            OpraFlex(R)                        Professional
                                                               Medical
                            OpSite(R)                          SNU
                            Polyderm TM Picture Frame
                                Film Dressing                  Laivan
                            Polyskin(R) II                     Kendall
                            Tegaderm(R)                        3M
                            Tegaderm TM Pouch                  3M
                            Transite Exudate
                                 Transfer Film TM              SNU
                            Uniflex TM                         United
--------------------------- ---------------------------------- -----------------
7. Composites

                            Airstrip TM                        SNU
                            PolyDerm WBC TM                    Laivan
                            Polymeric Membrane Dressing        Ferris
                            Viasorb(R)                         Sherwood
--------------------------- ---------------------------------- -----------------
8. Hydrocolloids

a. Regular                  Biofilm(R)(UK)                     Clinimed
                            Comfeel(R)                         Kendall
                            Dermaflex (UK)                     J & J
                            DuoDERM(R)/Granuflex(R) (UK)       ConvaTec
                            Hydrapad TM                        Baxter
                            Intact TM                          Bard
                            Intrasite TM                       SUN
                            J & J Ulcer Dressing TM            J & J
                            Restore TM                         Hollister
                            Tegasorb TM                        3M
                            ULTEC TM                           Sherwood

b. Pastes                   Comfeel(R)                         Kendall
                            DuoDERM(R)                         ConvaTec

c. Granules                 DuoDERM(R)                         ConvaTec

d. Powder                   Comfeel(R)                         Kendall

e. Special                  Actiderm(R)                        ConvaTec
                            Comfeel(R)Pressure Relief Dressing Kendall
                            DuoDERM(R)Extra-Thin TM            ConvaTec
                            DuoDERM(R) CGF TM                  ConvaTec
                            Restore CX TM                      Hollister
--------------------------- ---------------------------------- -----------------
9. Gels/Hydrogels

                            Biolex TM Wound Gel                Catalina
                            Carrington Dermal Wound Gel TM     Carrington Labs
                            Elasto-Gel TM                      Southwest
                                                               Technolgies
                            Geliperm(R)Wet/Geliperm(R)Granulate Fougera
                            Hydron Wound Dressing(R)           Bioderm Sciences
                            Intrasite Gel TM                   SNU
                            Second Skin(R)                     Spenco
                            Vigilon(R)                         Bard
--------------------------- ---------------------------------- -----------------
10. Wound Care Systems

                            Biolex TM Wound Cleanser
                            Biolex TM Wound Gel                  Catalina

                            Cara-Klenz TM
                            Carrington Dermal Wound Gel TM       Carrington

                            Dermagran(R) Spray
                            Dermagran(R) Ointment                Derma Sciences

                            Optipore Sponge(R)
                            Shur Clens(R)                        Calgon-Vestal

                            Chloresium(R) Ointment/ Solution
                            Panafil(R) Ointment
                            Panafil(R) White Ointment            Rystan
--------------------------- ---------------------------------- -----------------
11. Calcium Alginates

                            Kaltocarb(R) (UK)
                            Kaltostat TM
                            Sorbsan TM
--------------------------- ---------------------------------- -----------------
12. Exudate Absorbers
    Beads/Pastes

                            Bard(R) Absorption Dressing        Bard
                            Debrisan(R)                        J & J
                            Envisan TM                         Marion Labs
                            Hydragran TM                       Pharmaseal
                            Iodosorb(R) Beads/Ointment (UK)    Perstop
                            Mesalt(R)                          Scott
                            Span-Gel(R)                        Medi-Tech
--------------------------- ---------------------------------- -----------------
13. Foams


                            Allevyn TM                         SNU
                            Epi-Lock TM                        Calgon Vestal
                            LYOfoam(R)                         Acme United
                            LYOfoam(R) "C"                     Acme United
                            Mitraflex                          Calgon Vestal
                            Silastic Foam Dressing(R)(UK)      Dow Corning
                            Silastic Gel Sheeting(R) (UK)      Dow Corning
--------------------------- ---------------------------------- -----------------
14. Growth Factors

                    Thirty-two growth factors have been identified to date. Some growth factors that now have different names, may be found to be identical in the future. Growth factors are not available at this time for routine clinical use.

--------------------------- ---------------------------------- -------------
15. Wound Pouches

                            Wound Drainage Collector           Hollister
                            Wound Manager TM                   ConvaTec
--------------------------- ---------------------------------- -------------
16. Carbon-impregnated
    Dressings

                            Carbonet TM                        SNU
                            LYOfoam(R) "C"                     Acme United
                            Odor-Absorbent Dressing            Hollister
--------------------------- ---------------------------------- -------------
17. Miscellaneous

a.  Debriding Agents        Biozyme-C(R)                       Armour
                            Elase(R)                           Parke-Davis
                            Panafil(R) Ointment                Rystam
                            Panafil(R) White Ointment          Rystam
                            Santy1(R)                          Knoll
                            Travase(R)                         Flint

b. Leg Ulcer Wraps          Dome-Paste(R)                       Miles
                            (Unna Boot)

c. Lubricating Sprays       Granules TM                        Dow B. Hickam
                            Proderm TM                         Dow B. Hickam
--------------------------- ---------------------------------- -------------